EXHIBIT 32.1 SECTION 1350 -- CEO CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Yearly Report of Patriot Bank Corp. ("Patriot") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Elko, Chief Executive Officer of Patriot, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report truly presents, in all in material respects, the financial condition and result of operations of Patriot.

                                                   /s/ Richard A. Elko
                                                   -----------------------------
                                                   Richard A. Elko
                                                   Chief Executive Officer
                                                   March 15, 2004

                                       96